Filed Pursuant to Rule 497(e)
                              File Number 33-45315

                         [MENTOR INVESTMENT GROUP LOGO]


                                 MENTOR FUNDS
                          Supplement to Prospectuses
                            dated December 15, 1998

Several changes to the Portfolios will be considered by shareholders at a special meeting of shareholders in October 1999. These changes are being proposed in connection with efforts to integrate the Mentor Family of Funds and the Evergreen Family of Funds, both of which are managed by affiliates of First Union National Bank.

1. CONVERSIONS INTO SERIES OF DELAWARE BUSINESS TRUSTS AND NAME CHANGES. Shareholders will be asked to consider conversions of the Portfolios from series of Mentor Funds, a Massachusetts business trust, into series of various Evergreen Delaware business trusts. As part of the conversions, the Portfolios also expect to change their names as follows:

Mentor Balanced Portfolio           Evergreen Capital Balanced Fund
Mentor Growth Portfolio             Evergreen Growth Fund
Mentor Capital Growth Portfolio     Evergreen Capital Growth Fund
Mentor Quality Income Portfolio     Evergreen Quality Income Fund
Mentor Perpetual Global Portfolio   Evergreen Perpetual Global Fund
Mentor High Income Portfolio        Evergreen High Income Fund
Mentor Income and Growth            Evergreen Capital Income and
   Portfolio                        Growth Fund
Mentor Municipal Income Portfolio   Evergreen Municipal Income Fund
Mentor Short-Duration Income        Evergreen Short-Duration Income
   Portfolio                        Fund

2. RECLASSIFICATION OF INVESTMENT OBJECTIVES AND STANDARDIZATION OF INVESTMENT RESTRICTIONS. Shareholders will also be asked to consider the reclassification of the Portfolios' investment objectives as non-fundamental (meaning they could be altered without the approval of shareholders), and standardization of the Portfolios' investment restrictions to bring them more closely in line with those of the Evergreen Funds.

3. PORTFOLIO REORGANIZATIONS. Shareholders will also be asked to consider the merger of three of the Portfolios into existing Evergreen Funds (or, in the case of Mentor Income and Growth Portfolio, into the Evergreen Capital Balanced Fund, the successor, following the proposed conversion, to Mentor Balanced Portfolio), as follows: Mentor Municipal Income Portfolio would be merged into Evergreen Municipal Bond Fund, Mentor Income and Growth Portfolio would be merged into Evergreen Capital Balanced Fund, and Mentor Short-Duration Income Portfolio would be merged into Evergreen Short Intermediate Fund. If approved, these reorganizations would occur in March 2000.

Information about Mentor Balanced Portfolio is set forth in this Prospectus. For information concerning any of the Evergreen Funds, please see the appropriate Evergreen prospectus.

IF YOU WOULD LIKE ADDITIONAL INFORMATION CONCERNING ANY OF THE PORTFOLIOS OR ANY EVERGREEN FUND, PLEASE CALL MENTOR SERVICES COMPANY, INC. AT
1-800-869-6042.

                                                                 August 18, 1999
MK 1365